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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                   F O R M  8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004

                           NCT Funding Company, L.L.C.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000-30501                                          22-3634043
(Commission File Number)                       (IRS Employer Identification No.)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (973) 740-5000

                                       N/A
         (Former name or former address, if changed since last report.)




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Item 5. Other Events.

          NCT Funding Company, L.L.C. (the "Trust Depositor") registered issuance of receivable-backed notes pursuant to Rule 415 under the Securities Act of 1933, as amended by a Registration Statement on Form S-3 (Registration File No. 333-53688) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Trust Depositor caused CIT Equipment Collateral 2004-VT1 to issue on March 11, 2004, $311,000,000 aggregate principal amount of Class A-1 1.12% Receivable-Backed Notes, $150,000,000 aggregate principal amount of Class A-2 1.54% Receivable-Backed Notes, $345,000,000 aggregate principal amount of Class A-3 2.20% Receivable-Backed Notes, $57,080,000 aggregate principal amount of Class A-4 2.70% Receivable-Backed Notes, $25,730,000 aggregate principal amount of Class B 1.96% Receivable-Backed Notes, $14,030,000 aggregate principal amount of Class C 2.10% Receivable-Backed Notes and $32,746,370 aggregate principal amount of Class D 2.83% Receivable-Backed Notes (the "Notes").

          The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement").

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.   Description
-----------   -----------
     1.1      Underwriting Agreement among NCT Funding Company, L.L.C., CIT
              Financial USA, Inc., Banc of America Securities LLC and Deutsche
              Bank Securities Inc., each on behalf of itself and as
              representatives of the several underwriters, dated March 3, 2004.

     4.1      Amended and Restated Trust Agreement by and among NCT Funding
              Company, L.L.C. as Trust Depositor, The Bank of New York
              (Delaware) as Delaware Trustee and The Bank of New York as Owner
              Trustee, dated as of February 1, 2004.

     4.2      Pooling and Servicing Agreement among CIT Equipment Collateral
              2004-VT1 as Issuer, NCT Funding Company, L.L.C. as Depositor, CIT
              Financial USA, Inc. in its individual capacity, and as Servicer, dated as of February 1, 2004.

    10.1      Loan Agreement among CIT Equipment Collateral 2004-VT1 as the
              Trust, JPMorgan Chase Bank as Indenture Trustee, NCT Funding




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
              Company, L.L.C. as Trust Depositor, CIT Financial USA, Inc. in its individual capacity and as Servicer, the lender parties thereto from time to time, and Capita Corporation as Agent, dated as of February 1, 2004.

    10.2 Administration Agreement among CIT Equipment Collateral 2004-VT1 as Issuer, CIT Financial USA, Inc. as Administrator, NCT Funding
              Company, L.L.C. as Trust Depositor, and JPMorgan Chase Bank as
              Indenture Trustee, dated as of February 1, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NCT Funding Company, L.L.C.


                                               By: /s/ Usama Ashraf
                                                   -----------------------------
                                                   Name:  Usama Ashraf
                                                   Title: Vice President
Dated: March 24, 2004






                         STATEMENT OF DIFFERENCES
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The section symbol shall be expressed as................................ 'SS'